FORBEARANCE AND AMENDMENT AGREEMENT

                               THIS AGREEMENT made the 28th day of February, 2005.

A M O N G:

689158 B.C. LTD.

(the “Borrower”)

- and -

THE CHARLES F. WHITE CORPORATION

(the “Lender”)

- and -

XLR MEDICAL CORP.

(“XLR”)

                               WHEREAS the Borrower is indebted to the Lender in the principal amount of $580,000 (U.S.), together with interest (the “Indebtedness”) pursuant to the terms of the Loan Agreement dated March 8, 2004 (the “Loan Agreement”);

                               AND WHEREAS TSI Medical Corp. guaranteed the payment and performance of all debts, liabilities and obligations, both present and future, including the Indebtedness, of the Borrower to the Lender, which may be outstanding from time to time (the “Obligations”), pursuant to a guarantee dated March 8, 2004 (the “Guarantee”);

                               AND WHEREAS TSI Medical Corp. executed and delivered a share pledge agreement (the “Share Pledge”) to and in favour of the Lender as security for its obligations (the “XLR Obligations”) under the Guarantee, dated March 8, 2004;

                               AND WHEREAS XLR is successor to TSI Medical Corp. by way of merger and has succeeded to all of the obligations of TSI Medical Corp. under the Guarantee and the Share Pledge;

                               AND WHEREAS pursuant to letters dated October 26, 2004 and November 15, 2004, the Lender, by its solicitors, demanded repayment from the Borrower of the Indebtedness, together with all costs, charges, fees and expenses incurred and to be incurred in connection therewith, and together with interest thereon as a result of the Borrower’s default of its obligations under the Loan Agreement, and issued a Notice of Intention to Enforce Security (the “Notice of Intention”) pursuant to the Bankruptcy and Insolvency Act;

                               AND WHEREAS each of the Borrower and XLR (collectively, the “Debtors”) has requested the Lender’s forbearance during the Forbearance Period (as defined below) with respect to the enforcement of the Lender’s rights and remedies against the Debtors;

                               AND WHEREAS each of the Debtors has agreed to perform or fulfill, or cause to be performed or fulfilled, all of the covenants, agreements, undertakings and conditions contained in this Agreement in consideration of the Lender entering into this Agreement;

                               NOW THEREFORE THIS AGREEMENT WITNESSES that, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned hereby covenant and agree with each other as follows:

1.
Debtors’ Acknowledgement. Each of the Debtors hereby confirms, acknowledges and agrees that each of the Loan Agreement, the Share Pledge and the Guarantee (collectively, the “Existing Security”) is fully enforceable by the Lender against each party thereto in accordance with its terms unaltered, that the Borrower is in default and that the Lender is entitled to exercise all of its rights and remedies. Each of the Debtors hereby further acknowledges and agrees that the Lender has provided reasonable notice to all of the Debtors in respect of the exercise of all such rights and remedies and that no further notice shall be required prior to such exercise at any time in the future. To the extent permitted by law, each of the Debtors hereby waives all defences and claims now held against the Lender in connection with the exercise of the said rights and remedies by or on behalf of the Lender.

2.
Debtors’ Representations. Each of the Debtors hereby jointly and severally represents and warrants to the Lender, and acknowledges that the Lender is relying upon all of such representations and warranties in entering into this Agreement, as follows:

	(a)	the recitals to this Agreement are true and correct;

	(b)	all corporate action on their part necessary for the authorization, execution, delivery and performance of this Agreement by the Borrower has been duly authorized and taken;

	(c)	this Agreement, when duly executed and delivered by the Debtors will constitute a legal, valid and binding obligation, enforceable against each of the Debtors in accordance with its terms;

(d)
there is no charter or by-law provision or directors’ or shareholders’ resolution of the Borrower or XLR which would be contravened by the execution and delivery of this Agreement, or by the performance of any provision, condition, covenant or other term hereof; and

(e)
there is no provision of any indenture or agreement, written or oral, to which any of the Debtors is a party or under which any of the Debtors is obligated and, to the knowledge of each Debtor, there is no statute, rule, regulation, judgment, decree or order of any court or agency binding any of the Debtors, which would be contravened by the execution and delivery of this Agreement, or by the performance of any provision, condition, covenant or other term hereof.

3.
Forbearance. Except as otherwise specifically provided herein, the Lender hereby covenants and agrees to refrain, during the Forbearance Period, from further enforcing its rights and remedies against any of the Debtors. In this Agreement, “Forbearance Period” shall mean the period commencing upon the execution and delivery of this Agreement by the Lender and all of the Debtors and ending upon the earlier of March 31, 2005 and the termination of the Forbearance Period by the Lender in accordance with this Agreement. Upon and after the expiration or termination of the Forbearance Period, the Lender shall have no obligations whatsoever pursuant to this Agreement but in all other respects this Agreement and all of the obligations of the Debtors hereunder shall survive and continue in full force and effect.

4.
No Waiver. None of the covenants and agreements of the Lender in this Agreement, nor the performance thereof at any time, shall constitute, or be deemed or implied to be, a waiver by the Lender of any default, either hereunder or under the Existing Security, that has occurred to the date hereof or any other subsequent or similar default.

5.	Amendments.

	(a)	Section 2.2 of the Loan Agreement is amended by deleting the final sentence thereof and amending the second sentence thereof to read as follows:

“Interest shall accrue on each tranche of the Principal Sum remaining unpaid from time to time (from the date of advance of such tranche) both before and after the Maturity Date, at a rate of 12% per annum, and payable on the Maturity Date.”

In addition, the Promissory Note dated March 8, 2004 made by the Borrower in the principal amount of U.S. $500,000 is hereby amended by inserting a period after the word “demand” in the second paragraph and deleting the remainder of such paragraph.

Such amendments shall be effective retroactively. It is acknowledged that as a result of such amendments, the Borrower’s obligations on account of principal and accrued interest in respect of the U.S. $500,000 loan forming part of the Obligations were U.S. $549,662.23 as at December 17, 2004.

(b)
The Promissory Note dated the 8th day of March, 2004 made by the Borrower in the principal amount of U.S. $80,000 is hereby amended by replacing the words “2% per month” in the second paragraph with the words “24% per annum”. It is acknowledged that the Borrower’s obligations on account of principal and accrued interest in respect of such Promissory Note were U.S. $89,182.25 as at December 17, 2004.

6.
Debtors’ General Covenants. Each of the Debtors hereby further jointly and severally covenants and agrees with the Lender, and acknowledges that the Lender is relying upon all of such covenants in entering into this Agreement, which covenants shall be separate and cumulative and in addition to all other covenants in this Agreement, that at all times from and after the date hereof and until the payment and performance of all of the Obligations in full, each of the Debtors shall:

(a)
not provide any financial assistance or make any payment or transfer any asset to any person not at arm’s length (within the meaning of the Income Tax Act (Canada)) other than regular consulting fees paid under presently existing arrangements as set out in the Schedule to this Agreement or reimbursements of reasonable expenses incurred on behalf of the Debtors;

(b)
pay or cause to be paid, and shall indemnify and save the Lender harmless against, all fees, costs and expenses (including legal fees on a solicitor and client basis, but excluding all costs, fees and expenses incurred by the Lender in the preparation and execution of this Agreement) incurred with respect to: advice to the Lender in respect of the Indebtedness and in the preparation and execution of any amendment to this Agreement and all other documentation required hereunder or under the Existing Security and any financing statements, financing change statements and notices of security interest filed with respect thereto; the exercising of any or all of the rights, remedies and powers of the Lender under this Agreement or the Existing Security; the taking, recovering or possessing of any or all of the assets of the Debtors, and of any other proceedings taken for the purpose of enforcing the remedies provided herein or therein or by reason of non- payment of the Obligations; and all other fees, costs, expenses and interest obligations constituting the Obligations, as they accrue; and all of the foregoing amounts shall bear interest at an annual rate equal to the highest rate borne by any of the Obligations and shall be payable on demand;

	(c)	pay or cause to be paid to the Lender when due any and all amounts required by this Agreement to be paid to the Lender;

(d)
carry on its business in the ordinary course and in a commercially reasonable and prudent manner, maintain and preserve all of its property, assets and undertaking in good condition and repair, and maintain in good standing all of its insurance policies;

(e)
outside of the ordinary course of business, refrain from making any purchases or payments, or declaring any dividends, or incurring any expenses or liabilities, or granting any bonuses or salary increases, or making any capital expenditures, or selling, transferring, releasing, settling, assigning, transferring or moving any of its property or assets except with the Lender’s prior written consent;

(f)
keep proper books of account and records covering all its business and affairs on a current basis in accordance with generally accepted accounting principles consistently applied and shall deliver financial statements to the Lender from time to time as required by the Lender; prepare and file all tax returns in a timely manner; permit the Lender and any representative of the Lender at any time to inspect its books of account, records and documents, to make copies and summaries thereof and to make enquiries and tests for the purpose of verification thereof; provide the Lender with all reports as required by the Lender, including reports on all sales, purchases, receipts, deposits, payments, contracts or agreements which have been made or may be made by it or on its behalf;

	(g)	at all times maintain its corporate existence and take all prudent action necessary or desirable to preserve and protect all of the rights, powers, privileges and goodwill owned by it;

(h)
not, without first obtaining the written consent of the Lender, consolidate, amalgamate or merge with any other corporation or acquire the shares of any corporation, firm or partnership or acquire the assets of any corporation, firm or partnership outside of the ordinary course of its business, nor shall it invest in, lend money to, guarantee or assume the indebtedness of any person, firm or corporation otherwise than by way of credit or advances in the ordinary course of its business in respect of goods or services required or provided by it; it shall not enter into any transaction whereby all or a substantial part of its undertaking, property and assets become the property of any other person, firm or corporation; it shall not, without the prior written consent of the Lender, increase, reduce, change, classify or reclassify its authorized or issued capital or issue any additional shares thereof; and it shall not without the prior written consent of the Lender, purchase, redeem, acquire or retire any of its shares;

	(i)	not, without first giving notice to the Lender, change its name; and

(j)
notwithstanding the Lender’s covenant in Section 3, during the Forbearance Period, pay to the Lender, to be applied against the Indebtedness, the proceeds received by such Debtor in connection with any transaction out of the ordinary course of business (including, without limitation, any sale of assets, any issuance of shares and any merger or amalgamation), such proceeds to be remitted to the Lender immediately upon receipt by the relevant Debtor(s), except that XLR shall be required to remit such proceeds only to the extent that it has a working capital surplus in excess of U.S. $100,000.

7.	Default. All of the Debtors shall be deemed to be in default hereunder (“Default”) if:

	(a)	any representation or warranty of any of the Debtors in this Agreement is at the date hereof, or shall at any time after the date hereof, become untrue, inaccurate or incomplete in any respect;

	(b)	any of the Debtors breach or default in performing, complying with or fulfilling any covenant, agreement, undertaking, condition or obligation in, under or pursuant to this Agreement;

	(c)	any condition, step, act or thing required to be completed, performed, fulfilled, executed or delivered by any of the Debtors under this Agreement shall not be so completed, performed, fulfilled, executed or delivered as, when and in the form required by the Lender or stipulated hereunder;

(d)
any creditor (secured or unsecured) of the Borrower takes steps to enforce its rights against the assets of a Debtor, including rights pursuant to any security granted to such creditor or creditors other than merely the making of a demand for payment, the filing of a notice under section 244 of the Bankruptcy and Insolvency Act or the filing of a statement of claim; or

(e)
if either of the Debtors, other than as provided hereunder, or without the consent of the Lender, applies for, consents to, or acquiesces in, the appointment of a trustee, receiver or other custodian for such Debtor or any property thereof, or, in the absence of such application, consent or acquiescence, a trustee, receiver or other custodian is appointed for such Debtor or for any property thereof, or if either of the Debtors makes a general assignment for the benefit of creditors, or if a bankruptcy, insolvency, reorganization, readjustment, arrangement, composition, moratorium or other case or proceeding seeking similar relief, or any dissolution, liquidation or winding-up proceeding, under any bankruptcy, insolvency, moratorium, corporate or other analogous law or provision is commenced in respect of either of the Debtors or any property thereof, or, if such case or proceeding is not commenced by either of the Debtors, is consented to or acquiesced in by such Debtor or if either of the Debtors takes any corporate or other action to authorize, or in furtherance of, any of the foregoing.

8.
Termination of Forbearance Period. In the sole and absolute discretion of the Lender, upon the occurrence of any Default at any time during the Forbearance Period, or upon the expiration of the Forbearance Period:

(a)
all of the Obligations, including without limitation all of the Indebtedness and all other amounts payable hereunder, shall become immediately due and payable without further notice, presentment, demand or request;

	(b)	any or all of the rights and remedies available to the Lender, under the Existing Security or otherwise, may be immediately exercised; and

(c)
each of the Debtors shall forthwith perform and make payment in full of all of the Obligations which remain outstanding at that time, including without limitation all of the Indebtedness including all amounts payable hereunder together with all accrued interest and accruing interest thereon, without any further notice, presentment, demand or request for payment from the Lender, failing which each of the Debtors hereby consent to the immediate enforcement by the Lender of all of the Existing Security, without any further notice, presentment, demand or request for payment, and each of the Debtors hereby further agrees to assign any or all of the Debtors into bankruptcy or to consent to the making of an interim or final receiving order against any or all of the Debtors if so requested by the Lender;

PROVIDED THAT NO FORBEARANCE ON THE PART OF THE LENDER WITH RESPECT TO ANY OCCURRENCE OF ANY DEFAULT HEREIN SPECIFIED WILL CONSTITUTE OR BE DEEMED OR IMPLIED TO BE A WAIVER BY THE LENDER OF SUCH DEFAULT OR ANY OTHER, SUBSEQUENT OR SIMILAR DEFAULT.

9.
Other Agreements. In the event of an inconsistency between the provisions of this Agreement and the provisions of the Existing Security, the provisions of this Agreement shall govern and prevail; provided that, to the extent that either this Agreement or the Existing Security shall be silent in respect of any particular matter or issue, the Existing Security or this Agreement, as the case may be, shall govern with respect to such matter or issue. Subject to the foregoing, this Agreement constitutes the entire agreement between the Lender and the Debtors with respect to the subject matter hereof. There are no representations, warranties, terms, conditions, undertakings or collateral agreements, expressed, implied or statutory, between such parties other than as expressly set forth herein. No modification or amendment of any provision of this Agreement shall in any event be effective, unless the same shall be in writing and duly executed by the parties hereto or thereto and then such modification or amendment shall be effective only in the specific instance and for the purpose for which it was given.

10.
Waiver. Any breach by any of the Debtors of any of the provisions contained in this Agreement or under the Existing Security or any default by such Debtor in the observance or performance of any covenant or condition required to be observed or performed by such Debtor hereunder or thereunder, may only be waived by the Lender in writing, provided that no such waiver by the Lender will extend to or be taken in any manner to affect any subsequent, other or similar breach or default or the rights resulting therefrom.

11.
Rights Cumulative. All rights and remedies of the Lender set out in this Agreement and in the Existing Security will be cumulative and no such right or remedy contained herein or therein is intended to be exclusive but each will be in addition to every other right or remedy contained herein or therein. The taking of a judgment or judgments with respect to any of the Obligations will not operate as a merger of any of the covenants or representations contained in this Agreement or the Existing Security.

12.
Further Assurances. Each of the Debtors will do, execute, acknowledge and deliver or cause to be done, executed, acknowledged and delivered, such further acts, deeds, documents, instruments, mortgages, transfers, demands, assignments, consents and assurances as the Lender may reasonably require for the purpose of accomplishing and effecting the intention of this Agreement.

13.
Binding Effect and Assignments. This Agreement shall be binding on each of the Debtors and its successors upon the execution hereof by such Debtor, notwithstanding that any other party or parties hereto have not executed this Agreement, and shall enure to the benefit of the Lender and its successors and assigns. The Debtors shall not assign any rights or obligations hereunder without the Lender’s prior written consent. The Lender may in its absolute discretion assign any and all of its rights and/or obligations under this Agreement and may transfer the Existing Security to any corporation or other entity.

14.
Severability. If any provision hereof is held to be illegal, invalid or unenforceable in any jurisdiction, such provision shall be deemed to be severed from the remainder of this Agreement with respect only to such jurisdiction and the remaining provisions of this Agreement shall not be affected thereby and shall continue in full force and effect.

15.
Interpretation. All grammatical changes in gender, tense and number required to give meaning to any provision herein shall be deemed to be made. References to “this Agreement”, “hereof”, “herein”, “hereto” and like references are to this Agreement and not to any particular article, section or other subdivision of this Agreement. The insertion of headings in this Agreement is for convenience of reference only and will not affect the construction or interpretation of this Agreement. Unless otherwise specified herein, all statements of or reference to dollar amounts in this Agreement will mean lawful money of Canada.

16.
Governing Law. This Agreement and all documents delivered pursuant hereto shall be governed by and interpreted in accordance with the laws of the Province of British Columbia and the laws of Canada applicable therein. Each of the Debtors hereby irrevocably attorns to the non-exclusive jurisdiction of the courts of British Columbia.

17.
Time. Time will in all respects be of the essence of this Agreement, and no extension or variation of this Agreement or any obligation hereunder will operate as a waiver or implied waiver of this provision.

18.	Counterparts. This Agreement may be executed in one or more counterparts, each of which shall constitute an original and binding agreement as and when so executed.

19.	Receipt of Copy. Each of the Debtors hereby acknowledges having received a signed copy of this Agreement.

                               IN WITNESS WHEREOF each of the parties has executed this Agreement on the date first above written.

689158 B.C. LTD.

Per:	/s/ Peter A. Hogendoorn
Title

THE CHARLES F. WHITE
CORPORATION

Per:	/s/ Daniel J. Gormley
Title

Per:
Title

XLR MEDICAL CORP.

Per:	/s/ Peter A. Hogendoorn
Title

SCHEDULE

Consulting Fees

Name	Amount of Fee

Peter A. Hogendoorn	US $5,000 per month
Logan B. Anderson	US $5,000 per month